SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS RREEF MLP & Energy Infrastructure Fund
The following information is added under the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Effective December 1, 2018, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.80% of the fund’s average daily net assets.
The following waivers are in effect:
Effective December 1, 2018, the Advisor has contractually agreed through September 30, 2020 to waive 0.20% of the fund’s management fee. In addition, effective December 1, 2018 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses, dividend expenses on short sales and acquired fund fees and expenses) at ratios no higher than 0.85%, 1.60%, 0.60% and 0.70% for Class A, Class C, Institutional Class and Class S, respectively. These agreements may only be terminated with the consent of the fund’s Board.
The following replaces similar information relating to the fund under “PURCHASE AND REDEMPTIONS OF SHARES” section of the fund’s Statement of Additional Information:
Distributions (DWS RREEF MLP & Energy Infrastructure Fund). The fund currently anticipates making distributions to its shareholders each fiscal quarter (February, May, August, and November) of substantially all of the fund’s distributable cash flow. Effective December 1, 2018, distributable cash flow means the amount received as cash or pay-in-kind distributions from MLPs or their affiliates, interest payments received on debt securities owned by the fund and other payments received on securities owned by the fund prior to deducting operating expenses of the fund and taxes on the fund’s taxable income. The fund is not required to make such distributions and, consequently may not make a distribution or may make a distribution less than such amount for a given quarter. For more information regarding the fund’s distributions, see the “Understanding Distributions and Taxes” section in the fund’s prospectus.
The following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS RREEF MLP & Energy Infrastructure Fund	0.80%*
*Effective December 1, 2018.
The following replaces similar information relating to the fund under the “PART II: APPENDIX II-H — TAXES” section of the fund’s Statement of Additional Information:
DWS RREEF MLP & Energy Infrastructure Fund
Taxation of the fund and its Investments
Fund taxed as a corporation. The fund has not elected to qualify as a regulated investment company under Subchapter M of the Code. The regulated investment company tax rules, including limitations on investments in MLPs, therefore do not apply to the fund. As a result, the fund is treated as a regular corporation, or “C” corporation, for federal income tax purposes, and generally is subject to federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 21%). In addition, as a regular corporation, the fund will be subject to state and local taxes by reason of its status and its investments in equity securities of MLPs taxed as partnerships. Therefore, the fund may have state and local tax liabilities in multiple states. The extent to which the fund is required to pay federal, state or local income, franchise, alternative minimum or other taxes could result in the fund disposing of some of its portfolio securities to generate cash to pay such taxes, which may itself result in additional tax expense to the fund.
December 7, 2018
SAISTKR-447

MLP equity securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for federal income tax purposes. A corporation is required to pay federal income tax on its income, and, to extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. An MLP generally is not subject to tax as a corporation. An MLP generally is treated for federal income tax purposes as a partnership, which means no federal income tax is generally paid by the MLP. A partnership’s income, gains, losses, expenses and tax credits are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner takes into account on its own tax return its share of the partnership’s income, gains, losses, expenses and tax credits, and is responsible for any resulting tax liability, regardless of whether the partnership distributes cash to the partners. A cash distribution from a partnership is not itself taxable to the extent it does not exceed the recipient partner’s basis in its partnership interest and is treated as capital gain to the extent any cash (or, in certain cases, marketable securities) distributed to a partner exceeds the partner’s basis (see description below as to how an MLP investor’s basis is calculated) in the partnership. Partnership income is thus said to be taxed only at one level – the partner level.
MLPs are publicly traded partnerships under the Code. The Code generally requires publicly traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly traded partnership satisfies certain requirements, the publicly traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly traded partnership receives 90% or more of its gross income from qualifying sources, such as interest, dividends, real estate rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizers, timber or industrial source carbon dioxide. Most of the MLPs in which the fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the fund invests may be treated as corporations for federal income tax purposes.
To the extent that the fund invests in the equity securities of an MLP taxed as a partnership, the fund will be a partner in such MLP. Accordingly, the fund will be required to take into account the fund’s allocable share of the income, gains, losses, deductions, expenses and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the fund. As described above, MLP distributions to partners are not taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed exceeds the recipient partner’s basis in its MLP interest. The fund anticipates that the cash distributions it will receive with respect to its investment in equity securities of MLPs will exceed the net taxable income allocated to the fund from such MLPs because of tax deductions such as depreciation, amortization and depletion that will be allocated to the fund from the MLPs. No assurance, however, can be given in this regard. The longer that the fund holds a particular MLP investment, the more likely it is that such MLP could generate net taxable income allocable to the fund equal to or in excess of the distributions the MLP makes to the fund. If or when an MLP generates net taxable income allocable to the fund, the fund will have a larger corporate income tax expense.
The fund will recognize gain or loss on the sale, exchange or other taxable disposition of its portfolio assets, including equity securities of MLPs, equal to the difference between the amount realized by the fund on the sale, exchange or other taxable disposition and the fund’s basis in such assets. Any such gain will be subject to federal income tax at the regular corporate rate, regardless of how long the fund has held such assets. The amount realized by the fund in any case generally will be the amount paid by the purchaser of the asset plus, in the case of MLP equity securities where the MLP is taxed as a partnership, the fund’s allocable share, if any, of the MLP’s debt that was allocated to the fund prior to such sale, exchange or other taxable disposition. The fund’s basis in its equity securities in an MLP taxed as a partnership generally is equal to the amount the fund paid for the equity securities, (i) increased by the fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (ii) decreased by the fund’s allocable share of the MLP’s net losses and any distributions received by the fund from the MLP. Although any distribution by an MLP to the fund in excess of the fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the fund, such distribution will decrease the
December 7, 2018
SAISTKR-447
2

fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the fund. A portion of any gain or loss recognized by the fund on a disposition of an MLP equity security where the MLP is taxed as a partnership (or by an MLP on a disposition of an underlying asset) may be separately computed and taxed as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. As a corporation, the fund’s capital gains will be taxed at ordinary income rates, so treatment of gains as ordinary income will not cause the gains to be taxed at a higher rate. Nevertheless, the fund’s net capital losses may only be used to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP equity security (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that ordinary income. Any capital losses that the fund recognizes on a disposition of an equity security of an MLP or otherwise can only be used to offset capital gains that the fund recognizes. Any capital losses that the fund is unable to use may be carried back for three taxable years and forward for five taxable years to reduce the fund’s capital gains in such years. Because (i) the periods for which capital losses may be carried back and forward are limited and (ii) the disposition of an equity security of an MLP may be treated, in significant part, as ordinary income, capital losses incurred by the fund may expire without being utilized.
Foreign income tax. Investment income received by the fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the fund. The United States has entered into tax treaties with many foreign countries that entitle the fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a form to receive the benefit of the reduced tax rate; whether or when the fund will receive the reduced tax rate is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the fund may not receive the reduced treaty rates. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the fund not to receive the reduced treaty rates. Other countries may subject capital gains realized by the fund on a sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the fund’s assets to be invested in various countries is not known.
State and local income tax. As described above, the fund is taxed as a regular corporation, or “C” corporation. Because of its tax status, the fund generally is subject to state and local corporate income, franchise and other taxes. By reason of its investments in equity securities of MLPs, the fund may have state and local tax liabilities in multiple states and in multiple local jurisdictions.
Please Retain This Supplement for Future Reference

December 7, 2018
SAISTKR-447
3